UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2002

                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)

 New Brunswick                  0-29302                         980151150
(State or other            (Commission File                  (I.R.S. Employer
jurisdiction of                 Number)                   Identification Number)
 organization)

       5280 Solar Drive, Suite 300
          Mississauga, Ontario                                       L4W 5M8
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (905) 602-2020

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Item 2.  Acquisition or Disposition of Assets

      On August 25, 2001, TLC Vision Corporation ("TLC" and formerly known as TLC Laser Eye Centers Inc.), entered into an Agreement and Plan of Merger, dated as of August 25, 2001 (the "Merger Agreement"), by and among Laser Vision Centers, Inc., a Delaware corporation ("LaserVision"), TLC and TLC Acquisition II Corp., a Delaware corporation and a wholly-owned subsidiary of TLC ("Merger Subsidiary"), providing for LaserVision to become a wholly-owned subsidiary of TLC by means of a merger of Merger Subsidiary with and into LaserVision (the "Merger"). On August 23, 2002 and August 25, 2002, the boards of directors of TLC and LaserVision, respectively, approved and adopted the Merger Agreement and the Merger. On April 18, 2002, the shareholders of each of TLC and LaserVision voted to approve the Merger and other related matters contemplated by the Merger Agreement. The Merger was consummated and became effective on May 15, 2002 when a Certificate of Merger of Merger Subsidiary with and into LaserVision was filed with the office of the Secretary of State of Delaware. As a result of the Merger, LaserVision became a wholly-owned subsidiary of TLC. As well, in connection with the Merger, TLC was continued under the laws of the province of New Brunswick and changed its name from TLC Laser Eye Centers Inc. to TLC Vision Corporation.

      Upon consummation of the Merger, each share of LaserVision common stock was converted into the right to receive 0.95 of a TLC common share. Approximately 26.6 million TLC common shares will be issued to LaserVision shareholders. In addition, upon consummation of the Merger, the number of shares receivable upon exercise of each outstanding stock option and warrant to purchase shares of LaserVision common stock was proportionately adjusted on the basis of the 0.95-to-1 ratio and become exercisable for TLC common shares on the same material terms and conditions of the LaserVision option or warrant at the time of the Merger. Additionally, as contemplated by the Merger Agreement, immediately prior to the Merger, LaserVision changed the exercise price of outstanding stock options and warrants of LaserVision which would have an exercise price greater than $8.688 per TLC common share after the Merger to a price equivalent to $8.688 per TLC common share. TLC is also allowing the holders of outstanding TLC stock options with an exercise price greater than $8.688 to elect to reduce the exercise price of their options to $8.688 by surrendering a number of the existing shares subject to each repriced option as follows: for every option with an exercise price of over $40, the holder will surrender 75% of the shares subject to such option; for every option with an exercise price of $30 to $40, the holder will surrender approximately 66.6% of the shares subject to such option; for every option with an exercise price of $20 to $30, the holder will surrender 50% of the shares subject to such option; and for every option with an exercise price between $8.688 to $20, the holder will not surrender any of the shares subject to such option.

      In connection with the Merger, the number of members comprising the board of directors of TLC was increased from seven to eleven. Four representatives of LaserVision's former Board of Directors -- John J. Klobnak, James M. Garvey, Richard L. Lindstrom, M.D. and David S. Joseph have been elected to the Board of Directors of TLC.

      The senior management of TLC is now comprised of the following: Elias Vamvakas, Chairman and Chief Executive Officer; James Wachtman, President & Chief Operating Officer; Charles Bono, Chief Financial Officer; and Robert W. May and Lloyd D. Fiorini serve as co-legal counsels. John J. Klobnak has assumed a non-executive Vice Chairmanship and will continue as a director of TLC for approximately one year.

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      For a more detailed description of the Merger, reference is made to the joint proxy statement/prospectus (the "Proxy Statement/Prospectus") included in TLC's Registration Statement on Form S-4 (File No. 333-71532) declared effective by the Securities and Exchange Commission on March 1, 2002. For a description of the nature of any material relationship between LaserVision or its directors, officers and affiliates and TLC or its directors, officers and affiliates, reference is made to the Proxy Statement/Prospectus.

      Prior to the Merger, LaserVision used its assets (including plant, equipment and other physical property) to provide access to computer-controlled lasers called excimer lasers, automated microsurgical instruments called microkeratomes used to create a thin flap on the eye, other equipment and support services such as training, technical support and equipment maintenance to eye surgeons for the treatment of nearsightedness, farsightedness, astigmatism and cataracts primarily in the United States.

Item 7.  Financial Statements and Exhibits

      (a)   Financial statements of business acquired.

            The financial statements required by paragraph (a) of Item 7 of Form 8-K were previously reported in TLC's Registration Statement on Form S-4 (File No. 333-71532).

      (b)   Pro forma financial information.

            The pro forma financial information required by paragraph (b) of
            Item 7 of Form 8-K were previously reported in TLC's Registration Statement on Form S-4 (File No. 333-71532).

      (c)   Exhibits.

      Exhibit
       Number                            Description
      -------     --------------------------------------------------------------

        2.1 Agreement and Plan of Merger dated as of August 25, 2001 (incorporated herein by reference to Exhibit 2.1 to TLC's Registration Statement on Form S-4 (File No. 333-71532)).

        2.2 Letter dated December 27, 2001 amending the Agreement and Plan of Merger (incorporated herein by reference to Exhibit 2.2 to TLC's Registration Statement on Form S-4 (File No. 333-71532)).

        99 Proxy Statement/Prospectus included in TLC's Registration Statement on Form S-4 (File No. 333-71532).

                                      * * *

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, TLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 30, 2002

                                           TLC VISION CORPORATION


                                           By       /s/ Lloyd D. Fiorini
                                              ----------------------------------
                                               Lloyd D. Fiorini
                                               Co-General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------     -------------------------------------------------------------------

2.1 Agreement and Plan of Merger dated as of August 25, 2001 (incorporated herein by reference to Exhibit 2.1 to TLC's Registration Statement on Form S-4 (File No. 333-71532)).

2.2 Letter dated December 27, 2001 amending the Agreement and Plan of Merger (incorporated herein by reference to Exhibit 2.2 to TLC's Registration Statement on Form S-4 (File No. 333-71532)).

99 Proxy Statement/Prospectus included in TLC's Registration Statement on Form S-4 (File No. 333-71532).